UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 7, 2022

ORRSTOWN FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-34292	23-2530374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 East King Street,	P. O. Box 250	Shippensburg,	Pennsylvania	17257
(Address of Principal Executive Offices)				(Zip Code)

Registrant’s Telephone Number, Including Area Code: (717) 532-6114

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	ORRF	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry Into Material Definitive Agreement

On November 7, 2022, Orrstown Financial Services, Inc. (the “Company”) entered into a Memorandum of Understanding (the “MOU”) to settle and resolve the previously disclosed shareholder class action lawsuit filed by Southeastern Pennsylvania Transportation Authority on behalf of itself and all others similarly situated (collectively, the “Plaintiffs”), initially filed on May 25, 2012 in the U.S. District Court for the Middle District of Pennsylvania against the Company, its wholly-owned subsidiary Orrstown Bank (the “Bank”), certain of its current and former officers and directors, the Company’s former independent registered public accounting firm, and the two underwriters in the Company’s March 2010 public offering of common stock (collectively, the “Defendants”).

The MOU memorializes the parties’ agreement to execute and submit a formal, binding settlement agreement, subject to final Court approval, providing for a payment to the Plaintiffs of $15.0 million, to which the Company has agreed to contribute $13.0 million, a mutual release of claims against all parties, and a stipulation that the lawsuit will be dismissed with prejudice. The MOU does not include any admission of wrongdoing by any party. The Company has agreed to settle the case in order to avoid the cost, risks and distraction of continued litigation.

In accordance with subsequent event accounting rules, the Company will incur a $13.0 million pre-tax charge in the quarter ended September 30, 2022 associated with the settlement, which requires the Company to update its previously reported earnings for the third quarter of 2022. See “Item 2.02 Results of Operations and Financial Condition” below. The settlement also will be reflected in the Company’s upcoming Quarterly Report on Form 10-Q.

Item 2.02	Results of Operation and Financial Condition

As a result of the settlement, the Company made revisions to its results of operations and other financial information that were reported in the Company’s earnings release issued on October 18, 2022. The revisions reflect the impact of the $13.0 million settlement, which reduced net income by $10.3 million for the three and nine months ended September 30, 2022. Previously reported earnings did not include a legal reserve for these claims based on management’s assessment that its valid factual and legal defenses to the claims made it unlikely that a probable and reasonably estimable loss would be incurred at that time.

Accordingly, the Company’s results of operations and other financial information reported in the October 18, 2022 earnings release are revised as follows:

•

On November 7, 2022, the Company agreed to a Memorandum of Understanding (the “MOU”) to settle and resolve the previously disclosed shareholder class action lawsuit filed by Southeastern Pennsylvania Transportation Authority on behalf of itself and all others similarly situated (collectively, the “Plaintiffs”) against the Company, its wholly-owned subsidiary Orrstown Bank (the “Bank”), certain of its current and former officers and directors, the Company’s former independent registered public accounting firm, and the two underwriters in the Company’s March 2010 public offering of common stock (collectively, the “Defendants”). The MOU memorializes the parties’ agreement to execute and submit a formal, binding settlement agreement for the Court’s approval, setting forth all of the material terms of the settlement reached by both the Plaintiffs and Defendants. The settlement provides for a payment to the Plaintiffs of $15.0 million, to which the Company has agreed to contribute $13.0 million.

•

For the nine months ended September 30, 2022, net income, diluted earnings per share, return on average assets and return on average equity totaled $12.4 million, $1.16, 0.59% and 6.58%, respectively. Excluding the legal settlement and the $3.2 million restructuring charge, net income, diluted earnings per share, return on average assets and return on average equity for the nine months ended September 30, 2022 totaled $25.2 million, $2.34, 1.19% and 13.35%, respectively. (1)

•

For the three months ended September 30, 2022, net loss, diluted loss per share, return on average assets and return on average equity totaled $4.8 million, $0.47, (0.68%) and (7.92%), respectively. Excluding the legal settlement and the $3.2 million restructuring charge, net income, diluted earnings per share, return on average assets and return on average equity for the three months ended September 30, 2022 totaled $7.9 million, $0.75, 1.12% and 13.02%, respectively.(1)

•

Shareholders’ equity totaled $217.4 million at September 30, 2022, a decrease of $20.1 million from $237.5 million at June 30, 2022. The decrease was primarily attributable to a reduction of $14.1 million in accumulated other comprehensive income as unrealized losses on available-for-sale securities increased from higher market interest rates, dividends paid of $2.0 million and the net loss for the third quarter of 2022. Tangible book value per share decreased from $20.23 per share at June 30, 2022 to $18.34 per share at September 30, 2022 primarily as a result of the decrease in shareholders’ equity.(1)

•

The Company’s tangible common equity ratio decreased to 6.9% at September 30, 2022 from 7.7% at June 30, 2022 primarily due to a decrease in tangible equity from the increase in unrealized losses on available-for-sale securities and the net loss for the third quarter of 2022.(1) The Company’s total risk-based capital ratio decreased to 12.7% at September 30, 2022 from 13.5% at June 30, 2022 due to the impact of the legal settlement and increases in risk weighted assets from the deployment of cash into commercial loans and increased deferred tax assets resulting primarily from higher unrealized losses on available-for-sale securities. The Company’s Tier 1 leverage ratio decreased to 8.4% at September 30, 2022 from 8.5% at June 30, 2022 primarily due to the decrease in risk-based capital caused by the legal settlement and the restructuring charge, partially offset by the impact of the decrease in average assets caused by the decrease in average deposits over that period.

Revised tabular information as of and for the period ended September 30, 2022 is furnished as Exhibit 99 to this report and is incorporated herein by reference.

(1)	Includes non-GAAP measures. See Exhibit 99 for additional information.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements reflect the current views of the Company’s management with respect to, among other things, future events and the Company’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company’s control. Forward-looking statements are statements that include projections, predictions, expectations, estimates or beliefs about events or results or otherwise are not statements of historical factors, many of which, by their nature, are inherently uncertain and beyond the Company’s control, and include, but are not limited to, statements related to new business development, new loan opportunities, growth in the balance sheet and fee-based revenue lines of business, merger and acquisition activity, cost savings initiatives, reducing risk assets and mitigating losses in the future. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict.

Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements and there can be no assurances that the Company will achieve the desired level of new business development and new loans, growth in the balance sheet and fee-based revenue lines of business, successful merger and acquisition activity and cost savings initiatives and continued reductions in risk assets or mitigate losses in the future. In addition to risks and uncertainties related to the COVID-19 pandemic (including those related to variants) and resulting governmental and societal responses, factors which could cause the actual results of the Company’s operations to differ materially from expectations include, but are not limited to: the failure to enter into a final agreement acceptable to all parties to settle and resolve the case; the failure to obtain court approval of the proposed settlement; the number of plaintiffs who opt-out of the proposed settlement; whether the proposed settlement is appealed; ineffectiveness of the Company’s strategic growth plan due to changes in current or future market conditions; the effects of competition and how it may impact our community banking model, including industry consolidation and development of competing financial products and services; the integration of the Company’s strategic acquisitions; the inability to fully achieve expected savings, efficiencies or synergies from mergers and acquisitions and cost savings initiatives, or taking longer than estimated for such savings, efficiencies and synergies to be realized; changes in laws and regulations; interest rate movements; changes in credit quality; inability to raise capital, if necessary, under favorable conditions; volatility in the securities markets; the demand for our products and services; deteriorating economic conditions; geopolitical tensions; operational risks including, but not limited to, cybersecurity incidents, fraud, natural disasters and future pandemics; expenses associated with pending litigation and legal proceedings; the failure of the Small Business Administration (the “SBA”) to honor its guarantee of loans issued under the SBA Paycheck Protection Program (“PPP”); the timing of the repayment of SBA PPP loans and the impact it has on fee recognition; our ability to convert new relationships gained through the SBA PPP efforts to full banking relationships; and other risks and uncertainties, including those detailed in our Annual Report on Form 10-K for the year ended December 31, 2021, and our Quarterly Reports on Form 10-Q under the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in other filings made with the SEC. The statements are valid only as of the date hereof and the Company disclaims any obligation to update this information. The foregoing list of factors is not exhaustive.

If one or more events related to these or other risks or uncertainties materializes, or if the Company’s underlying assumptions prove to be incorrect, actual results may differ materially from what the Company anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for the Company to predict those events or how they may affect it. In addition, the Company cannot assess the impact of each factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this report are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on the Company’s behalf may issue.

Use of Non-GAAP Measures

Management believes providing certain “non-GAAP” financial information will assist investors in their understanding of the effect on recent financial results from non-recurring charges.

Adjusted net income, adjusted basic earnings per share, adjusted diluted earnings per share, adjusted return on average assets, adjusted return on average equity, adjusted efficiency ratio and tangible book value per share, as used by the Company in this earnings release, are determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). While the Company believes this information is a useful supplement to GAAP based measures presented in this report, readers are cautioned that this non-GAAP disclosure has limitations as an analytical tool, should not be viewed as a substitute for financial measures determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of the Company’s results and financial condition as reported under GAAP, nor are such measures necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

99	Revised tabular information as of and for the period ended September 30, 2022

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ORRSTOWN FINANCIAL SERVICES, INC.

Date: November 8, 2022	By:	/s/ Neelesh Kalani
Neelesh Kalani Executive Vice President and Chief Financial Officer (Duly Authorized Representative)